               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                        FORM 8-K/A No. 1



                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of Earliest Event Reported): May 25, 1995



                     STIFEL FINANCIAL CORP.
     (Exact Name of Registrant as specified in its Charter)



      Delaware               1-9305              43-1273600
     (State of          (Commission File        (IRS Employer
   Incorporation)           Number)          Identification No.)



                       500 North Broadway
                 St. Louis, Missouri 63102-2188
  (Address of principal executive offices, including zip code)




                         (314) 342-2000
      (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)   Financial Statements of Businesses Acquired.

      None.

  (b)   Pro Forma Financial Information.

     On May 25, 1995 (the "Closing Date"), Stifel, Nicolaus & Company, Incorporated ("Stifel"), a Missouri corporation and a wholly-owned subsidiary of Stifel Financial Corp. (The "Company"), sold the assets of its Oklahoma division (including three Texas offices) to Capital West Financial Corporation, an Oklahoma corporation ("CWFC"), pursuant to an Amended and Restated Asset Purchase Agreement, dated May 25, 1995 (the "Purchase Agreement"), by and among Stifel, CWFC and Capital West Securities, Inc., an Oklahoma Corporation ("CWSI") and a wholly-owned subsidiary of CWFC.

     The following unaudited pro-forma statement of operations for the year ended December 31, 1994 and for the three months ended March 31, 1995 give effect to the sale as though it were effective January 1, 1994 and January 1, 1995, respectively. The sale was not material to the Statement of Financial Condition and therefore that statement is not presented.

                              Stifel Financial Corp.
                       Consolidated Statements of Operations
                           Year Ended December 31, 1994
                                     Consolidated      Pro forma        Pro forma
                                      Historical     Adjustments <F1>    Amounts
                                       Amounts        (Unaudited)      (Unaudited)
                                     ------------    -------------    ------------
        Revenues
Commissions                          $ 25,406,557    $ (3,135,910)    $ 22,270,647
Principal transactions                 22,566,399      (3,874,817)      18,691,582
Investment banking                     11,969,391      (2,094,795)       9,874,596
Interest                               10,917,724        (837,070)      10,080,654
Sale of investment company shares       9,674,125      (1,934,479)       7,739,646
Sale of insurance                       2,207,200        (223,954)       1,983,246
Sale of unit investment trust           2,735,801        (359,902)       2,375,899
Other                                   8,448,279         746,131        9,194,410
                                     ------------     -----------     ------------
     Total Revenues                    93,925,476     (11,714,796)      82,210,680

         Expenses
Employee compensation & benefits       61,526,629      (8,114,168)      53,412,461
Commission & floor brokerage            2,119,792        (287,559)       1,832,233
Communication & office supplies         8,045,295      (1,216,056)       6,829,239
Occupancy & equipment rental           10,796,796      (1,403,478)       9,393,318
Promotional                             2,867,618        (427,255)       2,440,363
Interest                                6,138,303        (941,470)       5,196,833
Other operating expenses               11,652,579      (1,884,887)       9,767,692
                                     ------------    ------------     ------------
    Total Expenses                    103,147,012     (14,274,873)      88,872,139
                                     ------------    ------------     ------------
    Pre-tax (Loss) Income              (9,221,536)      2,560,077       (6,661,459)
(Benefit) provision for income taxes   (3,718,201)        997,150       (2,721,051)
                                     ------------    ------------     ------------
    Net (Loss) Income                $ (5,503,335)   $  1,562,927     $ (3,940,408)
                                     ============    ============     ============
    Net loss per share
Primary                              $      (1.29)                    $      (0.93)
Fully diluted                        $      (1.29)                    $      (0.93)

Average common equivalent shares
  outstanding:
Primary                                 4,253,338                        4,253,338
Fully diluted                           5,539,396                        5,539,396

_______________________________

<F1> See Notes To Consolidated Statements of Operations.


                              Stifel Financial Corp.
                       Consolidated Statements of Operations
                         Three Months Ended March 31, 1995
                                    (Unaudited)
                                      Consolidated
                                       Historical     Pro forma        Pro forma
                                        Amounts      Adjustment <F2>    Amounts
                                      ------------   -------------    ------------
        Revenues
Commissions                           $  6,852,654   $    (858,783)   $  5,993,871
Principal transactions                   5,331,299        (763,520)      4,567,779
Investment banking                         744,840        (105,066)        639,774
Interest                                 3,197,690         (34,061)      3,163,629
Sale of investment company shares        2,062,669        (394,247)      1,668,422
Sale of insurance                          545,717         (21,153)        524,564
Sale of unit investment trust              426,399         (84,331)        342,068
Other                                    2,833,268         155,940       2,989,208
                                      ------------   -------------    ------------
     Total Revenues                     21,994,536      (2,105,221)     19,889,315

         Expenses
Employee compensation & benefits        13,515,637      (1,520,671)     11,994,966
Commission & floor brokerage               574,037         (61,575)        512,462
Communication & office supplies          2,155,239        (282,872)      1,872,367
Occupancy & equipment rental             1,970,568        (227,291)      1,743,277
Promotional                                523,537         (44,633)        478,904
Interest                                 2,087,295         (54,156)      2,033,139
Other operating expenses                 1,049,582        (112,120)        937,462
                                      ------------   -------------    ------------
    Total Expenses                      21,875,895      (2,303,318)     19,572,577
                                      ------------   -------------    ------------
    Pre-tax Income                         118,641         198,097         316,738
Provision for income taxes                  50,196          79,239         129,435
                                      ------------   -------------    ------------
    Net Income                        $     68,445   $     118,858    $    187,303
                                      ============   =============    ============
    Net income per share
Primary                               $       0.02                    $       0.04
Fully diluted                         $       0.02                    $       0.04

Average common equivalent shares
  outstanding:
Primary                                  4,228,348                       4,228,348
Fully diluted                            5,514,406                       5,514,406

_______________________________

<F2> See Notes To Consolidated Statements of Operations.


         NOTES TO CONSOLIDATED STATEMENTS OF OPERATIONS

  Note A - Pro Forma Adjustments

     Pro forma adjustments represent the reduction of revenues and expenses that were produced by the offices sold to CWFC and the estimated effect of Stifel's ongoing service vendor relationship with CWFC. Other revenues for the year ended December 31, 1994 and three months ended March 31, 1995 are net of $797,280 and $163,442, respectively, which represent estimated clearing revenues that would have been earned from CWFC as a result of an agreement to provide service as CWFC's fully disclosed clearing firm.


  (c)   Exhibits.

     Exhibit 2(a): Amended and Restated Purchase Agreement, dated May 25, 1995, by and among Stifel, Nicolaus & Company, Incorporated, Capital West Financial Corporation and Capital West Securities, Inc., a wholly-owned subsidiary of Capital West Financial Corporation. Incorporated herein by reference to Exhibit 2(a) to Stifel Financial Corp.'s Report on Form 8-K filed June 9, 1995.

     Exhibit 99(a): Press Release dated May 25, 1995 announcing the sale of assets of the Oklahoma division and three Texas offices of Stifel, Nicolaus & Company, Incorporated to Capital West Financial Corporation, an Oklahoma corporation. Incorporated herein by reference to Exhibit 99(a) to Stifel Financial Corp.'s Report on Form 8-K filed June 9, 1995.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STIFEL FINANCIAL CORP.


Date:  July 3, 1995            By:      /s/  Mark D. Knott
                               Name:    Mark D. Knott
                               Title:   Secretary, Treasurer and Chief
                                        Financial Officer